Share buy-back programme	6 Months Ended
Jun. 30, 2018
Share buy-back programme
Share buy-back programme

20.Share buy back programme

On 8 March 2018 the Group announced that it was launching a share buy back programme to repurchase up to £1 billion of its outstanding ordinary shares; the programme will end no later than 4 January 2019. The Group has entered into an agreement with UBS AG, London Branch (UBS) to conduct the share buy back programme on its behalf and to make trading decisions under the programme independently of the Group. UBS purchases the Group’s ordinary shares as principal and sells them to the Group in accordance with the terms of their engagement. The Group cancels the shares that it purchases through the programme.

By 30 June 2018, the Group had bought back and cancelled 725 million shares under the programme.